Exhibit 99.1

FOR IMMEDIATE RELEASE

STIFEL ANNOUNCES REDEMPTION OF ALL OUTSTANDING

DEPOSITORY SHARES REPRESENTING INTERESTS IN ITS 6.25%

NON-CUMULATIVE PREFERRED STOCK, SERIES A

ST. LOUIS, July 21, 2021 – Stifel Financial Corp. (NYSE: SF) today announced that it will redeem all 6,000,000 of its depositary shares relating to its 6.25% Non-Cumulative Preferred Stock, Series A (the “Series A Preferred Stock”) (NYSE: SF PRA). The redemption price will be $25.00 per depositary share plus accrued and unpaid dividends to, but excluding, the date of redemption, August 20, 2021.

The Series A Preferred Stock is held through The Depository Trust Company (“DTC”) and will be redeemed in accordance with the procedures of DTC. Payment to DTC for the Series A Preferred Stock will be made by Computershare Trust Company, N.A., as redemption agent. The address for the redemption agent is as follows:

Computershare Inc.

480 Washington Blvd, 26th Floor

Jersey City, NJ 07310

Stifel Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated, including its Eaton Partners business division; Keefe, Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC and Stifel Independent Advisors, LLC. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank and Stifel Bank & Trust offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s website at www.stifel.com. For global disclosures, please visit https://www.stifel.com/investor-relations/press-releases.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based upon our current expectations and projections about future events. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, our past results of operations do not necessarily indicate our future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in our financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting our operations, pricing and services. Forward-looking statements speak only as to the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. We disclaim any intent or obligation to update these forward-looking statements.

Stifel Investor Relations

Joel Jeffrey, (212) 271-3610

investorrelations@stifel.com